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                                                                    EXHIBIT 10.2

                              U.S. SEARCH.COM INC.

                           2000 STOCK INCENTIVE PLAN


1.  DEFINITIONS.
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    1.1  Definitions.
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         (a)  "Award" shall mean an Option, which may be designated as an
               -----
Option, a Stock Appreciation Right, a Restricted Stock Award or Performance Share Award, in each case granted under this Plan.

         (b)  "Award Agreement" shall mean a written agreement setting forth the
               ---------------
terms of an Award.

         (c)  "Award Date" shall mean the date upon which the Committee took the
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action or committed to take the action granting an Award or such later date as is prescribed by the Committee.

         (d)  "Award Period" shall mean the period beginning on an Award Date
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and ending on the expiration date of such Award.

         (e)  "Beneficiary" shall mean the person, persons, trust or trusts
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entitled by will or the laws of descent and distribution to receive the benefits specified under this Plan in the event of a Participant's death.

         (f)  "Board" shall mean the Board of Directors of the Corporation.
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         (g)  "Code" shall mean the Internal Revenue Code of 1986, as amended
               ----
from time to time.

         (h)  "Commission" shall mean the Securities and Exchange Commission.
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         (i)  "Committee" shall mean either the committee appointed by the
               ---------
Board, consisting of two or more members, each of whom is a Non-Employee Director, or the entire Board if each member is a Non-Employee Director (except as otherwise permitted under Rule 16b-3 promulgated under the Exchange Act), provided that, if there are two or more members of the Board who are "outside directors," within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder, then the Committee shall consist of only such members.

         (j)  "Common Stock" shall mean the Common Stock of the Corporation.
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         (k)  "Company" shall mean, collectively, the Corporation and its
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Subsidiaries.

         (l)  "Consultant" shall mean any consultant or adviser if: (i) the
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consultant or
adviser renders bona fide services to the Company; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

         (m)  "Corporation" shall mean US SEARCH.com Inc., a Delaware
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corporation, and its successors.

         (n)  "Eligible Person" shall mean (i) except as provided in (ii) below,
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a key Employee who is not an officer or director of the Corporation, (ii) a newly hired Employee (including an Employee who becomes an Officer or director of the Corporation) not previously employed by the Corporation and with respect to whom Awards are to be granted as an inducement essential to such Employee's entering into an employment contract with the Corporation, or (iii) a Consultant.

         (o) "Employee" shall mean any Officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company.

         (p)  "Event" shall mean any of the following:
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               (1)  Approval by the shareholders of the Corporation of the dissolution or liquidation of the Corporation;

               (2) Approval by the shareholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities which are not Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former shareholders of the Corporation;

               (3) Approval by the shareholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary; or

               (4) A Change in Control. A "Change in Control" shall be deemed to have occurred if (A) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than The Kushner-Locke Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 30% or more of the combined voting power of the Corporation's then outstanding securities; or (B) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or nomination for election by the Corporation's shareholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period.

         (q)  "Exchange Act" shall mean the Securities Exchange Act of 1934, as
               ------------
amended from time to time.
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         (r)  "Fair Market Value" shall mean (i) if the stock is listed or
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admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Report System, the mean between the closing bid and asked price for the stock on such date, as furnished by the NASD; (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the values established by the Committee for purposes of granting Options under the Plan.

         (s)  "Non-Employee Director" shall mean a Non-Employee Director within
               ---------------------
the meaning of the applicable regulatory requirements promulgated under Section 16 of the Exchange Act as in effect from time to time.

         (t)  "Officer" shall mean the Corporation's president, principal
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financial officer, principal accounting officer (or if there is no such accounting officer, the controller), any vice-president of the Corporation in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Corporation.

         (u)  "Option" shall mean an option to purchase Common Stock under this
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Plan which is not designated as an "incentive stock option" within the meaning of Section 422 of the Code.

         (v)  "Participant" shall mean an Eligible Person, who has been awarded
               -----------
an Award.

         (w)  "Performance Share Award" shall mean an award of shares of Common
               -----------------------
Stock, issuance of which is contingent upon attainment of performance objectives specified by the Committee.

         (x)  "Personal Representative" shall mean the person or persons who,
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upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant by legal proceeding or otherwise the power to exercise the rights and receive the benefits specified in this Plan.

         (y)  "Plan" shall mean the US SEARCH.com Inc. Company 2000 Stock
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Incentive Plan as in effect from time to time.
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         (z)  "Restricted Stock" shall mean those shares of Common Stock issued pursuant to a Restricted Stock Award which are subject to the restrictions set forth in the related Award Agreement.

         (aa) "Restricted Stock Award" shall mean an award of a fixed number of
               ----------------------
shares of Common Stock to the Participant subject, however, to payment of such consideration, if any, and such forfeiture provisions, as are set forth in the Award Agreement.

         (bb) "Retirement" shall mean retirement as defined in termination of
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employment with the Company pursuant to the Company's retirement policy, as in effect from time to time.

         (cc) "Securities Act" shall mean the Securities Act of 1933, as amended
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from time to time.

         (dd) "Stock Appreciation Right" shall mean a right to receive a number
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of shares of Common Stock or an amount of cash, or a combination of shares and cash, determined as provided in Section 4.3(a).

         (ee) "Subsidiary" shall mean any corporation or other entity a majority or more of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

         (ff) "Total Disability" shall mean a "permanent and total disability"
               ----------------
within the meaning of Section 22(e)(3) of the Code.

2.  THE PLAN.
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    2.1  Purpose. The purpose of this Plan is to promote the success of the
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Company by providing an additional means to attract and retain key personnel through added long term incentives for high levels of performance and for significant efforts to improve the financial performance of the Company by granting Awards.

   2.2  Administration.
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        (a)  This Plan shall be administered by the Committee. Action of the
Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or the written consent of a majority of its members. In the event action by the Committee is taken by written consent, the action shall be deemed to have been taken at the time specified in the consent or, if none is specified, at the time of the last signature. The Committee may delegate administrative functions to individuals who are Officers or Employees of the Company (other than functions which are required to be performed by the Committee pursuant to regulations promulgated under Section 16 of the Exchange Act or Section 162(m) of the Code and the regulations promulgated thereunder).

        (b) Subject to the express provisions of this Plan, the Committee shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, to further define the terms used in this Plan, to prescribe, amend and rescind rules and regulations relating to the administration of this Plan, to determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of this Plan and to make all other determinations necessary or advisable for the administration of this Plan. The determinations of the Committee on the foregoing matters shall be conclusive.

        (c) Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters related to this Plan.

        (d) Subject to the requirements of Section 1.1(i), the Board, at any time it so desires, may increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise.

   2.3  Participation.  Awards may be granted only to Eligible Persons.  An
        -------------
Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine.

   2.4  Stock Subject to the Plan. The stock to be offered under this Plan shall
        -------------------------
be shares of the Corporation's authorized but unissued Common Stock. The aggregate amount of Common Stock that may be issued or transferred pursuant to Awards granted under this Plan shall not exceed 2,000,000 shares, subject to adjustment as set forth in Section 7.2. If any Option and any related Stock Appreciation Right shall lapse or terminate without having been exercised in full, or any Common Stock subject to a Restricted Stock Award shall not vest or any Common Stock subject to a Performance Share Award shall not have been transferred, the unpurchased shares subject thereto shall again be available for purposes of this Plan; provided, however, that the counting of shares subject to Awards granted under this Plan against the number of shares available for further Awards shall in all cases conform to the requirements of Rule 16b-3 under the Exchange Act; and provided, further, to the extent the Committee, in its discretion, determines it is appropriate to comply with the requirements of
Section 162(m) of the Code, including shareholder approval of the Plan, that with respect to any Option and any Stock Appreciation Right granted to any Eligible Person who is a "covered employee," as defined in Section 162(m) of the Code and the regulations promulgated thereunder, that is canceled, the number of shares subject to such Option and Stock Appreciation Right shall continue to count against the maximum number of shares which may be the subject of Options and Stock Appreciation Rights granted to such Eligible Person. For purposes of the preceding sentence, if, after the grant, the exercise price of an Option and/or the base amount of any Stock Appreciation Rights is reduced, such reduction shall be treated as a cancellation of such Option and
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Stock Appreciation Right, and the grant of a new Option and Stock Appreciation
Right, as applicable, and both such deemed cancellation and grant shall reduce the maximum number of shares for which Options and Stock Appreciation Rights may be granted to the holder of such Option and Stock Appreciation Right, to the extent required by Section 162(m) of the Code and the regulations promulgated thereunder.

   2.5  Grant of Awards.  Subject to the express provisions of the Plan, and
        ---------------
subject to disapproval by the Board, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan shall be granted, the terms of Awards (which need not be identical) and the number of shares of Common Stock subject to each Award; provided, however, that no Eligible Person may be granted Options and Stock Appreciation Rights relating in the aggregate to more than 1,000,000 shares of Common Stock (subject to adjustment as provided in Section 7.2) in any one year period; and provided, further, that any shares of Common Stock relating to Stock Appreciation Rights granted concurrently with one or more Options in accordance with Section 4.1 shall only be counted once for purposes of such limit. Each Award shall be subject to the terms and conditions set forth in the Plan and such other terms and conditions established by the Committee as are not inconsistent with the purpose and provisions of the Plan. The grant of an Award is made on the Award Date.

   2.6  Exercise of Awards. An option or Stock Appreciation Right shall be
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deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with payment of the purchase price made in accordance with Section 3.2(a), except to the extent payment may be permitted to be made following delivery of written notice of exercise in accordance with Section 3.2(b). Notwithstanding any other provision of this Plan, the Committee may impose, by rule and in Award Agreements, such conditions upon the exercise of Awards (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including without limitation Rule 16b-3 (or any successor rule) promulgated by the Commission pursuant to the Exchange Act.

3.  OPTIONS.
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    3.1  Grants.  One or more Options may be granted to any Eligible Person.
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    3.2  Option Price.
         ------------

         (a) The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee. The purchase price of any shares purchased shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash, or by certified or cashier's check payable to the order of the Corporation, (ii) if authorized by the Committee or specified in the Option being exercised, by a promissory note made by the Participant in favor of the Corporation, upon the terms and conditions determined by the Committee but at a rate of interest at least equal to the imputed interest specified under Section 483 or Section 1274, whichever is applicable, of the Code, and secured by the Common Stock issuable upon exercise in compliance with applicable law (including, without limitation, state corporate law and federal margin requirements), or (iii) by shares of Common Stock of the Corporation already owned by the Participant. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

         (b) In addition to the payment methods described in subsection (a), the Option may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale or loan proceeds necessary to pay the exercise price and, unless otherwise allowed by the Committee, any applicable tax withholding under Section 7.6. The Corporation shall not be obligated to deliver certificates for the shares unless and until it receives full payment of the exercise price therefor.

    3.3  Option Period. Each Option and all rights or obligations thereunder
         -------------
shall expire on such date as shall be determined by the Committee, but not later than 10 years and one day after the Award Date, and shall be subject to earlier termination as hereinafter provided.

    3.4  Exercise of Options.   An Option may become exercisable, in whole or in
         -------------------
part, on the date or dates specified in the Award Agreement and thereafter shall remain exercisable until the expiration or earlier termination of the Participant's Option. The Committee may, at any time after grant of the Option and from time to time, increase the number of shares purchasable at any time so long as the total number of shares subject to the Option is not increased. No Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 10 shares of Common Stock may be purchased at one time unless the number purchased is the total number at the time available for purchase under the terms of the option.

4.  STOCK APPRECIATION RIGHTS.
    -------------------------

    4.1  Grants.  In its discretion, the Committee may grant Stock Appreciation
         ------
Rights concurrently with the grant of Options. A Stock Appreciation Right shall extend to all or a portion of the shares covered by the related Option. A Stock Appreciation Right shall entitle the Participant who holds the related Option, upon exercise of the Stock Appreciation Right and surrender of the related Option, or portion thereof, to the extent the Stock Appreciation Right and related Option each were previously unexercised, to receive payment of an amount
determined pursuant to Section 4.3.   In its discretion, the Committee may also
grant Stock Appreciation Rights independently of any Option subject to such conditions as the Committee may in its absolute discretion provide.

   4.2  Exercise of Stock Appreciation Rights.
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        (a)  A Stock Appreciation Right granted concurrently with an Option shall be exercisable only at such time or times, and to the extent, that the related Option shall be exercisable and only when the Fair Market Value of the stock subject to the related Option exceeds the exercise price of the related Option.

        (b) In the event that a Stock Appreciation Right granted concurrently with an Option is exercised, the number of shares of Common Stock subject to the related Option shall be charged against the maximum amount of Common Stock that may be issued or transferred pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant shall be reduced by such number of shares.

        (c) If a Stock Appreciation Right granted concurrently with an Option extends to less than all the shares covered by the related Option and if a portion of the related Option is thereafter exercised, the number of shares subject to the unexercised Stock Appreciation Right shall be reduced only if and to the extent that the remaining number of shares covered by such related Option is less than the remaining number of shares subject to such Stock Appreciation Right. The number of shares subject to unexercised SARs may also be reduced proportionately.

        (d) A Stock Appreciation Right granted independently of any Option shall be exercisable pursuant to the Terms of the Award Agreement.

        (e) In order to achieve the Plan's objective of encouraging ownership of the Common Stock, the Committee may require the Stock Appreciation Rights can only be exercised if the Participant uses all or a portion of any cash received upon exercise of the Stock Appreciation Right to concurrently exercise all or a portion of the Option he or she holds.

   4.3  Payment.
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        (a)  Upon exercise of a Stock Appreciation Right and surrender of an exercisable portion of the related option, the Participant shall be entitled to receive payment of an amount determined by multiplying

            (i) The difference obtained by subtracting the exercise price per share of Common Stock under the related option from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

            (ii) The number of shares with respect to which the Stock Appreciation Right shall have been exercised.

        (b) The Committee, in its sole discretion, may settle the amount determined under paragraph (a) above solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. In any event, cash shall be paid in lieu of fractional shares. Absent a determination to the contrary, all Stock Appreciation Rights shall be settled in cash as soon as practicable after exercise. The exercise price for the Stock Appreciation Right shall be the exercise price of the related Option. Notwithstanding the foregoing, the Committee may, in the Award Agreement, determine the maximum amount of cash or stock or a combination thereof which may be delivered upon exercise of a Stock Appreciation Right.

        (c) Upon exercise of a Stock Appreciation Right granted independently of any Option, the Participant shall be entitled to receive payment in cash of an amount based on a percentage, specified in the Award Agreement, of the difference obtained by subtracting the Fair Market Value per share of Common Stock on the Award Date from the Fair Market Value per share of Common Stock on the date of exercise of the Stock Appreciation Right.

5.  RESTRICTED STOCK AWARDS.
    -----------------------

    5.1  Grants. Subject to Section 2.4, the Committee may, in its discretion
         ------
grant one or more Restricted Stock Awards to any Eligible Person. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the price, if any, to be paid for such shares by the Participant and the restrictions imposed on such shares. Shares of Restricted Stock shall be evidenced by a stock certificate registered only in the name of the Participant, which stock certificate shall bear a legend making appropriate reference to the restrictions imposed and shall be held by the Corporation until the restrictions on such shares shall have lapsed and those shares shall have thereby vested.

    5.2  Restrictions.
         ------------
         (a) Shares of Common Stock included in Restricted Stock Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until such shares have vested.

         (b) Participants receiving Restricted Stock shall be entitled to dividend and voting rights for the shares issued even though they are not vested, provided that such rights shall terminate immediately as to any forfeited Restricted Stock.

         (c) In the event that the Participant shall have paid cash in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned upon a forfeiture (with or without an earnings factor).

6.  PERFORMANCE SHARE AWARDS.
    ------------------------

     6.1  Grants.  The Committee may, in its discretion, grant Performance Share
          ------
Awards to Eligible Persons based upon such factors as the Committee shall determine. A Performance Share Award Agreement shall specify the number of shares of Common Stock subject to the Performance Share Award, the price, if any, to be paid for such shares by the Participant and the conditions upon which issuance to the Participant shall be based.

7.  OTHER PROVISIONS.
    ----------------
    7.1  Rights of Eligible Persons, Participants and Beneficiaries.
         ----------------------------------------------------------
         (a) Status as an Eligible Person shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

         (b) Nothing contained in this Plan (or in Award Agreements or in any other documents related to this Plan or to Awards) shall confer upon any Eligible Person or Participant any right to continue in the employ of the Company or constitute any contract or agreement of employment, or interfere in any way with the right of the Company to reduce such person's compensation or to terminate the employment of such Eligible Person or Participant, with or without cause, but nothing contained in this Plan or any document related thereto shall affect any other contractual right of any Eligible Person or Participant.

         (c) Amounts payable pursuant to an Award shall be paid only to the Participant or, in the event of the Participant's death, to the Participant's Beneficiary or, in the event of the Participant's Total Disability, to the Participants Personal Representative or, if there is none, to the Participant. Other than by will or the laws of descent and distribution, no benefit payable under, or interest in, this Plan or in any Award shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void and no such benefit or interest shall be, in any manner, liable for, or subject to, debts, contracts, liabilities, engagements or torts of any Eligible Person, Participant or Beneficiary. The Committee shall disregard any attempted transfer, assignment or other alienation prohibited by the preceding sentence and shall pay or deliver such cash or shares of Common Stock in accordance with the provisions of this Plan.

         (d) No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Company by reason of any Award granted hereunder. Neither the provisions of this Plan (or of any documents related hereto), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

7.2  Adjustments Upon Changes in Capitalization.
     ------------------------------------------

     (a) If the outstanding shares of Common Stock are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the Corporation through a reorganization or merger in which the Corporation is the surviving entity, or through a combination, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, an appropriate adjustment shall be made in the number and kind of shares that may be issued pursuant to Awards. A corresponding adjustment to the consideration payable with respect to Awards granted prior to any such change and to the price, if any, paid in connection with Restricted Stock Awards or Performance Share Awards shall also be made. Any such adjustment, however, shall be made without change in the total payment, if any, applicable to the portion of the Award not exercised but with a corresponding adjustment in the price for each share. Corresponding adjustments shall be made with respect to Stock Appreciation Rights based upon the adjustments made to the Options to which they are related or, in the case of Stock Appreciation Rights granted independently of any Option, based upon the adjustments made to Common Stock.

     (b) Upon the dissolution or liquidation of the Corporation, the Plan shall terminate, and any outstanding Awards shall terminate and be forfeited.

     (c) In the event of a (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or
(iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then any surviving corporation or acquiring corporation shall assume any Awards outstanding under the Plan or shall substitute similar awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this subsection 7.2(d) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation refuses to assume such Awards or to substitute similar awards for those outstanding under the Plan, then with respect to Awards held by Participants whose employment by the Company has not terminated, the vesting of such Awards (and, if applicable, the time during which such Awards may be exercised) shall be accelerated in full, and the Awards shall terminate if not exercised (if applicable) at or prior to such event. With respect to any other Awards outstanding under the Plan, such Awards shall terminate if not exercised (if applicable) prior to such event.

     (d) In adjusting Awards to reflect the changes described in this Section 7.2, or in determining that no such adjustment is necessary, the Board may rely upon the advice of independent counsel and accountants of the Corporation, and the determination of the Board shall be conclusive. No fractional shares of stock shall be issued under this Plan on account of any such adjustment.

7.3  Termination of Employment.
     -------------------------
     (a) If the Participant's employment by the Company terminates for any reason other than Retirement, death or Total Disability, the Participant shall have, subject to earlier termination pursuant to or as contemplated by Section 3.3, three months from the date of termination of employment to exercise any Option to the extent it shall have become exercisable on that date, and any option not exercisable on that date shall terminate. Notwithstanding the preceding sentence, in the event the Participant is discharged for cause as determined by the Committee in its sole discretion, all Options shall lapse immediately upon such termination of employment.

     (b) If the Participant's employment by the Company terminates as a result of Retirement or Total Disability, the Participant or Participant's Personal Representative, as the case may be, shall have, subject to earlier termination pursuant to or as contemplated by Section 3.3, 12 months from the date of termination of employment to exercise any Option to the extent it shall have become exercisable by that date, and any Option not exercisable on that date shall terminate.

     (c) If the Participant's employment by the Company terminates as a result of death while the Participant is employed by the Company or during the 12 month period referred to in subsection (b) above, the Participant's Option shall be exercisable by the Participant's Beneficiary, subject to earlier termination pursuant to or as contemplated by Section 3.3, during the 12 month period or such shorter period as is provided in the Award Agreements following the Participant's death, as to all or any part of the shares of Common Stock covered thereby including all shares as to which the option would not otherwise be exercisable.

     (d) Each Stock Appreciation Right granted concurrently with an Option shall have the same termination provisions and exercisability periods as the Option to which it relates. The termination provisions and exercisability periods of any Stock Appreciation Right granted independently of an Option shall be established in accordance with Section 4.2(d). The exercisability period of a Stock Appreciation Right shall not exceed that provided in Section 3.3 or in the related Award Agreement and the Stock Appreciation Right shall expire at the end of such exercisability period.

     (e) In the event of termination of employment with the Company for any reason, (i) shares of Common Stock subject to the Participant's Restricted Stock Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not become vested on that date; and
(ii) shares of Common Stock subject to the Participant's Performance Share Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not been issued or become issuable on that date.

     (f) In the event of termination of employment with the Company for any reason, other than discharge for cause, the Committee may, in its discretion, increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or extend the time of exercise of the rights granted hereunder (subject to Section
3.3 hereto), upon such terms as the Committee shall determine.

     (g) If an entity ceases to be a Subsidiary, such action shall be deemed for purposes of this Section 7.3 to be a termination of employment of each Employee of that entity.

     (h) Upon forfeiture of a Restricted Stock Award pursuant to this Section 7.3, the Participant, or his or her Beneficiary or Personal Representative, as the case may be, shall transfer to the Corporation the portion of the Restricted Stock Award not vested at the date of termination of employment, without payment of any consideration by the Company for such transfer unless the Participant paid a purchase price in which case repayment, if any, of that price shall be governed by the Award Agreement. Notwithstanding any such transfer to the Corporation, or failure, refusal or neglect to transfer, by the Participant, or his or her Beneficiary or Personal Representative, as the case may be, such nonvested portion of any Restricted Stock Award shall be deemed transferred automatically to the Corporation on the date of termination of employment. The Participant's original acceptance of the Restricted Stock Award shall constitute his or her appointment of the Corporation and each of its authorized representatives as attorney(s)-in-fact to effect such transfer and to execute such documents as the Corporation or such representatives deem necessary or advisable in connection with such transfer.

7.4  Government Regulations.  This Plan, the granting of Awards under this Plan
     ----------------------
and the issuance or transfer of shares of Common Stock (and/or the payment of money) pursuant thereto are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including without limitation "no action" positions of the Commission) which may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no Awards may be granted under this Plan, and no shares shall be issued by the Corporation, nor cash payments made by the Corporation, pursuant to or in connection with any such Award, unless and until, in each such case, all legal requirements applicable to the issuance or payment have, in the opinion of counsel to the Corporation, been complied with. In connection with any stock issuance or transfer, the person acquiring the shares shall, if requested by the Corporation, give assurances satisfactory to counsel to the Corporation in respect of such matters as the Corporation may deem desirable to assure compliance with all applicable legal requirements.

7.5  Tax Withholding.
     ---------------

     (a) Upon the disposition by a Participant or other person of shares of Common Stock acquired pursuant to the exercise of an Option, the exercise of a Stock Appreciation Right, the vesting of a Restricted Stock Award, or the payment of a Performance Share Award, the Company shall have the right to (i) require such Participant or such other person to pay by cash, or certified or cashiers check payable to the Company, the amount of any taxes which the Company may be required to withhold with respect to such transactions or (ii) deduct from amounts paid in cash the amount of any taxes which the Company may be required to withhold with respect to such cash amounts. The above notwithstanding, in any case where a tax is required to be withheld in connection with the issuance or transfer of shares of Common Stock under this Plan, the Participant may elect, pursuant to such rules as the Committee may establish, to have the Company reduce the number of such shares issued or transferred by the appropriate number of shares to accomplish such withholding; provided, that notwithstanding any other provision of this Plan, the number of shares of Common Stock which may be withheld upon the exercise or vesting of any Award under the Plan, or which may be repurchased from the Participant within six months after such shares were acquired by the Participant from the Company, in order to satisfy the Participant's federal and state income and payroll tax liabilities with respect to the exercise or vesting of the Award shall be limited to the number of shares which have a Fair Market Value equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Committee also may impose such conditions on the payment of any withholding obligations as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 promulgated by the Commission pursuant to the Exchange Act.

     (b) The Committee may, in its discretion, permit a loan from the Company to a Participant in the amount of any taxes which the Company may be required to withhold with respect to shares of Common Stock received pursuant to a transaction described in subsection (a) above. Such a loan will be for a term, at a rate of interest and pursuant to such other terms and rules as the Committee may establish.

7.6  Amendment, Termination and Suspension.
     -------------------------------------

     (a) The Board shall have the authority at any time to terminate or, from time to time, amend or modify or suspend this Plan (or any part hereof) without obtaining shareholder approval to the fullest extent permitted by Rule 16b-3 (or any successor rule) promulgated by the Commission pursuant to the Exchange Act, except to the extent the Board determines that such shareholder approval is required or is made advisable by other applicable law or regulation (including, without limitation, Section 162(m) of the Code and the regulations promulgated thereunder), in which case such amendment shall be effective once approved by the Board and a majority of the shareholders. In addition, the Committee may, from time to time, amend or modify any provision of this Plan and, with the consent of the Participant, make such modifications of the terms and conditions of such Participant's Award as it shall deem advisable.

The Committee, with the consent of the Participant, may also amend the terms of any Option to provide that the Option price of the shares remaining subject to the original Award shall be reestablished at a price established on the effective date of the amendment. No modification of any other term or provision of any option which is amended in accordance with the foregoing shall be required, although the Committee may, in its discretion, make such further modifications of any such option as are not inconsistent with or prohibited by the Plan. No Awards may be granted during any suspension of this Plan or after its termination.

         (b) In the case of Awards issued before the effective date of any amendment, suspension or termination of this Plan, such amendment, suspension or termination of the Plan shall not, without specific action of the Board or the Committee and the consent of the Participant, in any way modify, amend, alter or impair any rights or obligations under any Award previously granted under the Plan.

7.7  Privileges of Stock Ownership; Nondistributive Intent.  A Participant shall
     -----------------------------------------------------
not be entitled to the privilege of stock ownership as to any shares of Common Stock not actually issued to him. Upon the issuance and transfer of shares to the Participant, unless a registration statement is in effect under the Securities Act, relating to such issued and transferred Common Stock and there is available for delivery a prospectus meeting the requirements of Section 10 of the Securities Act, the Common Stock may be issued and transferred to the Participant only if he represents and warrants in writing to the Corporation that the shares are being acquired for investment and not with a view to the resale or distribution thereof. No shares shall be issued and transferred unless and until there shall have been full compliance with any then applicable regulatory requirements (including those of exchanges upon which any Common Stock of the Corporation may be listed).

7.8  Effective Date of the Plan.  This Plan has been approved by unanimous
     --------------------------
consent of the Board, and is effective as of May 31, 2000.

7.9  Term of the Plan.  Unless previously terminated by the Board, this plan
     ----------------
shall terminate at the close of business on May 31, 2010, and no Awards shall be granted under it thereafter, but such termination shall not affect any Award theretofore granted.

7.10  Governing Law.  This Plan and the documents evidencing Awards and all
      -------------
other related documents shall be governed by, and construed in accordance with, the laws of the State of California. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue to be fully effective.